EXHIBIT 10.3

                                                                  EXECUTION COPY

                                    AGREEMENT

            AGREEMENT dated as of January 31, 2005 (this "AGREEMENT"), by and between Cadence Resources Corporation, a Utah corporation (the "COMPANY") and each of the persons signatory hereto (each an "INVESTOR" and collectively, the "INVESTORS").

                                    RECITALS:

            WHEREAS, the Company and the Investors entered into that certain Securities Purchase Agreement, dated as of April 2, 2004 (the "PURCHASE AGREEMENT"), pursuant to which, among other things, the Investors purchased from the Company (i) an aggregate of $6,000,000 principal amount of Senior Secured Notes of the Company (the "NOTES") and warrants (the "WARRANTS") to purchase the Company's common stock, par value $.01 per share (the "COMMON STOCK"); and

            WHEREAS, the Company and certain of the Investors (the "REDEEMING INVESTORS") desire to enter into this Agreement, pursuant to which, among other things, the Company will redeem the principal amount of such Redeeming Investor's Notes set forth on such Redeeming Investor's Signature Page hereto; and

            WHEREAS, the Company and certain of the Investors (the "EQUITY INVESTORS") desire to enter into this Agreement, pursuant to which, among other things, the Equity Investor shall exchange the principal amount of such Equity Investor's Notes as set forth on such Investor's Signature Page hereto (as adjusted for any stock splits, stock dividends, stock combinations or other similar transactions) (the "EXCHANGE SHARES"); and

            WHEREAS, the Company and each of the Investors desire to enter into this Agreement, pursuant to which, among other things, the Company shall amend the Warrants such that the exercise price of the Warrants shall be reduced from $4.00 to $1.25; and

            WHEREAS, the exchange of the Equity Investors' Notes for the Exchange Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act; and

            WHEREAS, the Notes provide that if the Company prepaid any portion of the Notes, the Company would be required to pay, in addition to the principal and accrued but unpaid interest, an amount equal to the interest that the prepaid portion of the Notes would have earned had the Notes been outstanding to the maturity date of the Notes; and

            WHEREAS, the Company has entered into a certain Merger Agreement with Aurora Energy, Ltd. ("AURORA"), pursuant to which a subsidiary of the Company will merge (the "MERGER") with Aurora; and

            WHEREAS, the Company wishes to enter into a financing transaction with, among others, Rubicon Master Fund, pursuant to which the Company will receive approximately $9,700,000, subject to the Notes being redeemed (the "FINANCING").

            NOW THEREFORE, for and good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the Company and the Investors agree as follows:

      1. Redemption or Exchange of Notes.

            (a) Payment or Exchange of the Notes.

                  (i) On the Closing Date (as defined below), the Company shall pay, by wire transfer of immediately available funds in accordance with such Investor's written wire instructions, to each Redeeming Investor an amount equal to the principal amount of such Redeeming Investor's Note, plus any accrued but unpaid interest thereon up to and including the Closing Date (the "REDEEMING INVESTOR'S REDEMPTION AMOUNT") in full satisfaction and cancellation of such Redeeming Investor's Note;

                  (ii) On the Closing Date, the Company shall issue to each Equity Investor a certificate representing the number of shares of Common Stock indicated on such Investor's signature page hereto (the "EQUITY INVESTOR SHARE AMOUNT"), in full satisfaction and cancellation of such Equity Investor's Note.

                  (iii) As promptly as practicable upon receipt of payment of such Redeeming Investor's Redemption Amount, such Redeeming Investor shall deliver such Redeeming Investor's Note to the Company for cancellation.

            (b) Closing Date. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York Time, within three (3) Business Days of the date hereof. The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

            (c) Payment of Fees.

                  (i) Simultaneously with execution of this Agreement, the Company shall pay to Schulte Roth & Zabel LLP ("LEGAL Counsel") by wire transfer of immediately available funds in accordance with wire instructions provided to the Company the outstanding invoice in the amount of $4,700.

                  (ii) On the Closing Date, the Company shall pay to Legal Counsel by wire transfer of immediately available funds in accordance with wire instructions provided to the Company (A) the amount required by Section 6.3 of the Purchase Agreement in connection with the review of any amendment to the Registration Statement or any prospectus supplement and (B) an amount equal to the fees and expenses in connection with the review and negotiation of this Agreement on behalf of Smithfield Fiduciary LLC (a Redeeming Investor).


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

            2. Release of Security Interest. Each Investor shall take all reasonably necessary and appropriate actions to release all of the Company's assets and property (both real property and personal property) from the security interests (the "SECURITY INTERESTS") created by the Purchase Agreement, the Notes and the Security Agreement dated April 2, 2004 by and among the Company and Smithfield Fiduciary LLC as collateral agent for the Investors (the "COLLATERAL AGENT"). The Collateral Agent agrees that it will execute any and all documents reasonably necessary to release all of the Company's assets and property (both real property and personal property) from the Security Interests, including, but not limited to a Mortgage Cancellation Agreement for release of a mortgage in Louisiana, a Satisfaction and Release for the release of a mortgage in Texas and any UCC-3 termination statements required. In connection with any of the foregoing, the Company agrees that it will pay (or promptly reimburse) the Collateral Agent for all fees and expenses (included legal fees and expenses) incurred in connection therewith.

            3. Amendment of Warrants. Each of the Warrants is hereby amended such that the exercise price of such Warrants is reduced from $4.00 to $1.25. As promptly as practicable after the receipt of any Investor's outstanding Warrant, the Company agrees to issue to such Investor a new Warrant in the same form except to reflect the amendment to the exercise price.

            4. No Adjustments to the Warrant Exercise Price. Each Investor hereby agrees that there will not be any adjustment to the exercise price of the Warrants due to the issuance of Common Stock or any security convertible into, exercisable for or exchangeable for Common Stock in the Financing or the Merger, provided, that the price attributable to the Common Stock or exercisable, convertible or exchangeable for such Common Stock is not less than $1.25 per share in any such issuance.

            5. Amendment to Securities Purchase Agreement. The Securities Purchase Agreement is hereby amended such that the defined term "Transaction Documents" includes this Agreement.

            6. Representations And Warranties.

                  (a) Investor Bring Down. Each Investor, severally and not jointly, hereby represents and warrants as to itself only as set forth in
Section 3.2 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

                  (b) Company Bring Down. (i) The Company hereby  represents and warrants to the Investor as set forth in Section 3.1 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement; provided that the Schedules to the Securities Purchase Agreement are replaced in their entirety by the Schedules attached to this Agreement (the "NEW SCHEDULES") and the representations and warranties in the Securities Purchase Agreement are qualified in their entirety by the New Schedules.

                  (ii) The Exchange Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof.


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

            7. Certain Covenants.

                  (a) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York Time, on the second trading day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement on the Closing Date in the form required by the 1934 Act, and attaching the material transaction documents (including, without limitation, this Agreement (and all schedules to this Agreement)) as exhibits to such filing (including all attachments, the "8-K FILING", and the description and attachments, the "8-K MATERIALS"). The 8-K
Materials shall be subject to the Investor's prior approval, not to be unreasonably withheld or delayed. From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investors with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of the 8-K Materials without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Each Investor hereby agrees not to knowingly request that the Company provide him, her or it with material, nonpublic information. Subject to the foregoing, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, with the prior approval of the Investor (not to be unreasonably withheld or delayed), to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) the Investor shall be consulted by the Company (although the consent of the Investor shall not be required) in connection with any such press release or other public disclosure prior to its release).

                  (b) Prospectus Supplement. The Company shall, as soon as practicable but in no event later than ten (10) days after the date hereof, prepare and file with the SEC and provide each Investor with a supplement to the Prospectus (as defined in the Registration Rights Agreement) pursuant to Rule 424(b) reflecting the terms set forth in this Agreement. The Company represents and warrants to each Investor that from and after the time that the Company provides to such Investor the Prospectus supplement, each Investor shall be permitted to resell all of the Registrable Securities pursuant to the Registration Statement.

            8. Notice. All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms of this Agreement shall be in writing, and shall be sent to the Company and each Investor to the address or facsimile number of the signature pages hereto or to such other address or facsimile number as the Company or the Investor may have furnished to the other in writing in accordance herewith. All notices, consents, directions, approvals, instructions, requests and other communications hereunder shall be sent and effective as follows: (i) on the business day delivered, when delivered personally; (ii) five (5) business days after mailing if mailed by registered or certified mail, return receipt requested (postage prepaid); (iii) on the next business day if sent by a nationally recognized overnight express courier service with all costs prepaid and provided evidence of delivery is available; or (iv) on the business day of a facsimile transmission if received on a business day between the hours of 9:00 a.m. and 6:00 p.m., local time, or on the next business day if received after that time, in each case provided that an automatic machine confirmation indicating the time of receipt is generated.


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

            9. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect or render invalid, illegal or unenforceable any other provision of this Agreement and to the fullest extent permitted by applicable law, such provision will be valid, legal and fully enforceable, and such invalid, illegal or unenforceable provision shall be amended in a manner that such provision will be valid, legal and fully enforceable. It is the intent of the Company and the Investors that each and every provision of this Agreement shall be enforced to the maximum extent permitted by applicable law.

            10. Entire Agreement; Amendment. Except for the Transaction Documents (to the extent any such Transaction Document is not amended by this Agreement), this Agreement sets forth the entire understanding and agreement between the Company and the Investors with respect to the subject matter hereof and its supersedes all prior and/or contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter, all of which are merged herein. This Agreement may not be modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by a written instrument, executed by the Company and the Investors.

            11.  Headings.  The  headings  contained in this  Agreement  are for
reference   purposes  only  and  shall  not  affect  in  any  way  the  meaning, construction or interpretation of this Agreement.

            12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which, when together, shall constitute one and the same document. This Agreement may be executed by facsimile signature which shall constitute a valid and binding signature for the purposes hereof.

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

            IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    CADENCE RESOURCES CORPORATION

                                    By: __________________________
                                    Name: John P. Ryan
                                    Title: Vice President

                                    Address for Notice:

                                    6 East Rose Street
                                    P.O. Box 2056
                                    Walla Walla, WA 99362
                                    Facsimile No.: (509) 526-3492
                                    Telephone No.: (509) 526-3491
                                    Attn: Howard Crosby

          With a copy to:           Jenkens & Gilchrist Parker Chapin LLP
                                    The Chrysler Building
                                    New York, New York 10174
                                    Facsimile No.: (212) 704-6288
                                    Telephone No.: (212)704-6000
                                    Attn: Henry I Rothman, Esq.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR INVESTORS FOLLOW]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    SMITHFIELD FIDUCIARY LLC

                                    By: __________________________
                                    Name: Adam J. Chill
                                    Title: Authorized Signatory

                                    Aggregate principal amount of Note
                                    outstanding: $2,000,000

                                    Redeeming Investor's Redemption Amount:
                                    $_________________________

                                    Address for Notice:

                                    Smithfield Fiduciary LLC
                                    c/o Highbridge Capital Management, LLC
                                    9 West 57th Street, 27th Floor
                                    New York, New York 10019
                                    Facsimile No.: (212) 751-0755
                                    Telephone No.: (212) 287-4720
                                    Attn: Ari J. Storch / Adam J. Chill

          With a copy to:           Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, New York 10022
                                    Facsimile No.: (212) 593-5955
                                    Telephone No.: (212) 756-2000
                                    Attention: Eleazer Klein, Esq.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    OMICRON CAPITAL

                                    By: __________________________
                                    Name: Bruce Bernstein
                                    Title: Managing Partner

                                    Aggregate principal amount of Note
                                    outstanding: $1,000,000

                                    Redeeming Investor's Redemption Amount:
                                    $_________________________

                                    Address for Notice:

                                    Omicron Capital
                                    650 Fifth Avenue
                                    24th Floor
                                    New York, NY 10019
                                    Facsimile No.: (212) 803-5263
                                    Telephone No.: (212) 803-5269
                                    Attn: Brian Daly

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    PORTSIDE GROWTH AND OPPORTUNITY FUND

                                    By: __________________________
                                    Name:
                                    Title:

                                    Aggregate principal amount of Note
                                    outstanding: $1,000,000

                                    Redeeming Investor's Redemption Amount:
                                    $_________________________

                                    Address for Notice:

                                    Portside Growth and Opportunity Fund
                                    c/o Ramius Capital Group, LLC
                                    666 Third Avenue
                                    26th Floor
                                    New York, New York 10006
                                    Facsimile No.: (212) 845-7999
                                    Telephone No.: (212) 845-7917
                                    Attn: Roger Anscher
                                    Jeffrey Smith

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    LISA LOW AS CUSTODIAN FOR
                                    GABRIEL S. LOW UNYGMA

                                    By: __________________________
                                    Name:
                                    Title:

                                    Aggregate principal amount of Note
                                    outstanding: $450,000

                                    Equity Investor Share Amount:
                                    _________________________

                                    Equity Investor Warrant Amount:

                                    _________________________

                                    Address for Notice:

                                    Lisa Low as Custodian for
                                    Gabriel S. Low UNYGMA
                                    c/o Sunrise Securities Corp.
                                    641 Lexington Avenue, 25th Floor
                                    New York, NY 10024
                                    Facsimile No.: (212) 750-7277
                                    Phone No.: (212) 421-1616
                                    Attn: Nathan Low

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    BEAR STEARNS AS CUSTODIAN FOR
                                    NATHAN A. LOW ROTH IRA

                                    By: __________________________
                                    Name:
                                    Title:

                                    Aggregate principal amount of Note
                                    outstanding: $250,000

                                    Equity Investor Share Amount:
                                    _________________________

                                    Equity Investor Warrant Amount:

                                    _________________________

                                    Address for Notice:

                                    Bear Stearns as Custodian for
                                    Nathan A. Low Roth IRA
                                    c/o Sunrise Securities Corp.
                                    641 Lexington Avenue
                                    25th Floor
                                    New York, NY 10024
                                    Facsimile No.: (212) 750-7277
                                    Phone No.: (212) 421-1616
                                    Attn: Nathan Low

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    _________________________
                                    RUTH LOW

                                    Aggregate principal amount of Note
                                    outstanding: $300,000

                                    Equity Investor Share Amount:
                                    _________________________

                                    Equity Investor Warrant Amount:

                                    _________________________

                                    Address for Notice:

                                    Ruth Low
                                    614 Trenton Drive
                                    Beverly Hills, CA 90210
                                    Facsimile No.: (212) 750-7277
                                    Telephone No.: (212) 421-1616
                                    Attn: Nathan Low

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above first written.

                                    _________________________
                                    MOSHE AZOULAY

                                    Aggregate principal amount of Note
                                    outstanding: $1,000,000

                                    Redeeming Investor's Redemption Amount:
                                    $_________________________

                                    Address for Notice:

                                    Moshe Azoulay
                                    c/o Skyrise Properties
                                    18111 Preston Road, Suite 1000
                                    Dallas, TX 75252
                                    Facsimile No.: (972) 733-3920
                                    Attn: Peter Kaufman